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                                                                    Exhibit 99.1

                  Certification of Chief Executive Officer of
                 Robbins & Myers, Inc. in accordance with
                 Section 906 of the Sarbanes-Oxley Act of 2002

I, Gerald L. Connelly, President and Chief Executive Officer of Robbins & Myers, Inc. ("the Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Quarterly Report on Form 10-Q of the Company for the period ended May 31, 2003 (the "Quarterly Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

      2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: July 1, 2003

                                           /s/ Gerald L. Connelly
                                           ------------------------------
                                           Gerald L. Connelly
                                           President and Chief Executive Officer



A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN FURNISHED TO ROBBINS & MYERS, INC. AND WILL BE RETAINED BY ROBBINS & MYERS, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

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